Exhibit 10.24

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 25, 2012, by and among PIPER JAFFRAY COMPANIES (the “Borrower”), each of the Subsidiaries of the Borrower a party hereto, each of the banks and other financial institutions a party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 29, 2010, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of August 12, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders, and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendment to Credit Agreement. Section 7.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m) in such Section, (ii) renumbering clause (n) contained in such Section as clause (o) and (iii) inserting the following a new clause (n) in such Section:

“(n) Investments made by the Borrower in or to Piper Jaffray Asia Holdings Limited; provided, that (i) no Default or Event of Default exists at the time of the making of any such Investment; (ii) immediately after giving effect to any such Investment, the Borrower is in pro forma compliance with the financial covenant set forth in Section 6.2; and (iii) the aggregate amount of Investments made pursuant to this clause (n) at any time outstanding shall not exceed an amount equal to the lesser of (A) $20,000,000 and (B) the aggregate amount of dividends received by the Borrower from PJ&Co after September 30, 2011 (other than any dividend counted for purposes of the proviso in Section 6.5); and”

Section 2. Conditions Precedent. This Amendment shall be effective on the date of the receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by each of the Loan Parties and the Required Lenders;

(b) All fees and expenses contemplated by that certain engagement letter dated December 9, 2011 between SunTrust Robinson Humphrey, Inc. and the Borrower; and

(c) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and to perform their obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the other Loan Parties and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any indenture, material agreement or other material instrument binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties, except Liens (if any) created under the Loan Documents.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to the amendment contained herein.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent such representations and warranties relate to an earlier date, in which case the Borrower reaffirms such representations and warranties as of such date.

Section 5. Reaffirmation of Guaranty and Pledge Agreement by Subsidiary Loan Parties.

(a) Each Subsidiary Loan Party hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and Pledge Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty and Pledge Agreement, or reduce, impair or discharge the obligations of such Subsidiary Loan Party thereunder, respectively. The parties hereto agree that nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any of the Collateral securing the Obligations.

(b) Each Subsidiary Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to or affecting the enforcement of creditor’s rights generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and governed by the laws of the State of New York (including for such purposes Section 5-1401 and 5-1402 of the New York General Obligations Law but excluding all other choice of law and conflict of law rules).

Section 10. Effect.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.

Section 11. Release. In consideration of the amendment contained herein, each of the Borrower and the other Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

Section 12. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf via email transmission shall constitute effective execution and delivery of this Agreement as to the parties.

Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

PIPER JAFFRAY COMPANIES

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

THE ADMINISTRATIVE AGENT AND THE LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ Douglas C. O’Bryan
Name: Douglas C. O’Bryan
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Heath Williams
Name: Heath G. Williams
Title: Vice President

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Nicholas G. Myers
Name: Nicholas G. Myers
Title: Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Gary Losey
Name: Gary S. Losey
Title: VP – Corporate Banking

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alaa Shraim
Name: Alaa Shraim
Title: Assistant Vice President

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Seth Hove
Name: Seth Hove
Title: Associate Managing Director

ATLANTIC CAPITAL BANK, as a Lender

By:	/s/ J. Christopher Deisley
Name: J. Christopher Deisley
Title: Senior Vice President

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]

THE SUBSIDIARY LOAN PARTIES:

ADVISORY RESEARCH, INC.

By:	/s/ Brien M. O’Brien
Name: Brien M. O’Brien
Title: Chief Executive Officer

FIDUCIARY ASSET MANAGEMENT INC.

By:	/s/ Timothy L. Carter
Name: Timothy L. Carter
Title: Treasurer

PIPER JAFFRAY FINANCIAL PRODUCTS II INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY FINANCIAL PRODUCTS III INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY FINANCIAL PRODUCTS INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY INVESTMENT MANAGEMENT INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY LENDING INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY LENDING LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFAY MENA (LP) INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY PRIVATE CAPITAL INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY VENTURES INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Treasurer

PIPER VENTURES CAPITAL, INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Treasurer

PJC CAPITAL LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PJC CAPITAL MANAGEMENT LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY FUNDING LLC

By:	Piper Jaffray Companies, its Member

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY INVESTMENT MANAGEMENT LLC

By:	Piper Jaffray Investment Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY MUNICIPAL FUND LLC

By:	Piper Jaffray Investment Management LLC, its Member

By:	Piper Jaffray Investment Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]

PJC CONSUMER PARTNERS ACQUISITION I, LLC

By:	PJC Capital LLC, its Member

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Second Amendment to Credit Agreement – Piper Jaffray Companies]